UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2009

NEXAIRA WIRELESS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-153868

(Commission File Number)

Not Applicable

(IRS Employer Identification No.)

#1404 – 510 West Hastings Street, Vancouver, BC V6B 1L8

(Address of principal executive offices and Zip Code)

(604) 682-5629

(Registrant's telephone number, including area code)

Technology Publishing, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 26, 2009, we completed a merger with our subsidiary, Nexaira Wireless Inc., a Nevada corporation which was incorporated solely to effect a change in our name. As a result, we have changed our name from “Technology Publishing, Inc.” to “Nexaira Wireless Inc.”.

Item 7.01 Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on November 2, 2009 under the new stock symbol “NXWI”. Our new CUSIP number is 65338J 104.

Item 9.01 Financial Statements and Exhibits.

3.1	Articles of Merger filed with the Secretary of State of Nevada on October 22, 2009 and which were effective October 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXAIRA WIRELESS INC.

By:	/s/ Mark Sampson
Name:	Mark Sampson
Title:	President, Chief Executive Officer and Director
Dated:	November 3, 2009